UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2019

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 S. 12th Street, Suite 401

Richmond, Virginia 23219

(Address of principal executive offices)

(804) 344-4435

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MDRR	Nasdaq Capital Market

Explanatory Note

This Form 8-K/A amends and supplements the Form 8-K filed by Medalist Diversified REIT, Inc. (the “Company”) on September 4, 2019 (the “Original Filing”) to (i) delete the reference to Item 1.01 in the submission heading and reflect the correct Item number 2.01 and (ii) to include the historical financial statements and pro forma information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Original Filing, and Item 1.01 of the Original 8-K shall be amended and replaced in its entirety with Item 2.01 below.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On August 30, 2019, Medalist Diversified REIT, Inc. (the “Company”), through its operating partnership, Medalist Diversified Holdings, L.P., closed on its acquisition of Ashley Plaza, a retail shopping center totaling approximately 160,356 square feet of gross leasable area in Goldsboro, North Carolina, for a purchase price of $15,200,000, exclusive of closing costs. Ashley Plaza was previously owned by RCG-Goldsboro, LLC, a Georgia limited liability company, an unaffiliated seller.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Property Acquired

The following Statements of Revenues and Certain Expenses for Ashley Plaza are set forth in Exhibit 99.1, which is incorporated herein by reference.

Report of Independent Auditors.

Statements of Revenues and Certain Expenses for the six months ended June 30, 2019 and the year ended December 31, 2018.

Notes to Statements of Revenues and Certain Expenses for the six months ended June 30, 2019 and the year ended December 31, 2018.

(b) Pro Forma Financial Information

The following pro forma financial statements for the Company are set forth in Exhibit 99.2, which is incorporated herein by reference.

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2019.

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2019.

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2018.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2018.

Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2019.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2019.

(c) Not applicable.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Cherry Bekaert LLP
99.1	Statements of Revenues and Certain Expenses for Ashley Plaza for the six months ended June 30, 2019 and the year ended December 31, 2018
99.2	Unaudited Pro Forma Financial Information for the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: September 24, 2019	By:	/s/ Thomas E. Messier
Thomas E. Messier
Chief Executive Officer, Chairman of the Board, Treasurer and Secretary